UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April, 27 2010
Date of Earliest Event Reported: March 5, 2010

CLX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Colorado	000-09392	84-0749623
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

 1014 East 53rd Street, Austin, TX  78751
(Address of principal executive offices)(Zip Code)

(512) 554-4200
Registrant's telephone number, including area code:
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[__]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On or around March 11, 2010, CLX Medical, Inc. (the “Company,” “we,” and “us”) entered into a Letter of Intent with Stealth Trucking, Inc. (“Stealth”) and its CEO, and 25% owner Jose Chavez (who subsequently became the Company’s sole officer, Director and majority shareholder, as described below).  Pursuant to the Letter of Intent, the Company and Stealth agreed to pursue a merger or similar transaction between the parties (the “Merger”); Mr. Chavez was to become the Chief Executive Officer and President of the Company, which has been affected as discussed below; Mr. Chavez was to be issued shares of Series C Preferred Stock (as described below), which would provide him majority voting control over the Company, and which would be held in escrow pending the Merger (the “Preferred Shares”), which has been affected as discussed below; the Company issue shares of common stock prior to the potential Merger in satisfaction of some outstanding debt of the Company; and the Preferred Shares were to be subject to cancellation if the Merger was not effective or substantially in process within six months of the date of the parties entry into the Letter of Intent.

The Company has not finalized the terms of and/or affected the Merger to date.  The Company plans to file a Form 8-K describing the terms and conditions of the final Merger transaction, if and/or when affected.

On or around March 5, 2010, the Company entered into a Convertible Promissory Note with Michael Chavez, the son of Jose Chavez, in the amount of $190,000, which replaced and superseded a previous promissory note dated December 19, 2005 (the “Note”).  The Note is payable on December 31, 2010, bears interest at the rate of 8% per annum, and is convertible at the option of the holder at a conversion price equal to 20% of the average closing price of the Company’s common stock on the Pinksheets.com for the five trading days prior to any notice to convert such Note, provided that if the Company’s common stock has not traded at least five days out of the prior ten business days, the conversion price equals the average closing price of the days such common stock traded during such ten day period.  The Note is not able to convert into more than 4.99% of the Company’s common stock at any one time, subject to 61 days prior written notice from the holder.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On or around March 5, 2010, the Company entered into the Note, described above.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

In April 2010, the Company issued 1,000 shares of the Company’s newly designated Series C Preferred Stock (as described below)(the “Preferred Shares”) to Jose Chavez in connection with the pending Merger, and in consideration for among other things, Mr. Chavez agreeing to become an officer and Director of the Company (as described below).  We claim an exemption from registration afforded by Section 4(2) of the Securities Act of 1933, as amended, for the above issuance, since the issuance did not involve a public offering, the recipient took the securities for investment and not resale and we took appropriate measures to restrict transfer.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

In connection with the issuance of the Preferred Shares to Jose Chavez, which Preferred Shares have Super Majority Voting Rights as described below; Mr. Chavez obtained voting control of 51% of the Company’s voting securities and therefore voting control over the Company.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On or around April 2, 2010, the Board of Directors, then consisting solely of Robert McCoy, increased the number of Directors of the Company from one to two, consistent with the Bylaws of the Company, and appointed Jose Chavez as a Director of the Company, to fill the vacancy.

The Board of Directors, then consisting of Mr. McCoy and Mr. Chavez, approved the designation of 1,000 shares of the Company’s Series C Preferred Stock (as described below), and the issuance to Mr. Chavez of such 1,000 shares of the Company’s Series C Preferred Stock (subject to the requirement that such shares be held in escrow pending the finalization of the Merger, as described above).

Thereafter, Mr. McCoy resigned as a Director and officer of the Company, and Mr. Chavez was appointed as the Company’s Chief Executive Officer, President, Treasurer and Secretary.

Mr. Chavez’s biographical information is below:

Jose Chavez, Age 59

Mr. Chavez has served as the Chief Executive Officer of Stealth since February 2009.  Since June 2002, Mr. Chavez has served as the President of Realty Texas.  From January 2002 to August 2005, Mr. Chavez served as Chief Executive Officer of CCM Manufacturing Technologies.  From 1993 to 2001, Mr. Chavez served as Chief Executive Officer and Chairman of the Board of Directors of Micro Media Solutions.  From 1989 to 1992, Mr. Chavez served as manufacturing manager for Compuadd Computers Inc.  From 1984 to 1988, Mr. Chavez served a President and Chief Executive Officer of Technical Development Systems Inc.  From 1975 to 1983, Mr. Chavez served as a field engineer/instructor with Hughes Aircraft.

Mr. Chavez obtained a Bachelors of Science degree from the University of Texas El Paso in Electrical Engineering in 1975 and a Masters degree from University Redlands in 1981.

Mr. Chavez’s son, Michael Chavez, holds a Convertible Promissory Note in the Company (as described above) and is the Company’s largest creditor.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On or around April 2, 2010, the Board of Directors approved the designation of 1,000 shares of our Series C Preferred Stock, which designation was filed with the Secretary of State of Colorado on April 2, 2010.

The Series C Preferred Stock has no dividend rights, no liquidation preference, no redemption rights and no conversion rights. The 1,000 shares of Series C Preferred Stock have the right, voting in aggregate, to vote on all shareholder matters equal to fifty-one percent (51%) of the total vote (the “Super Majority Voting Rights”). For example, if there are 22,050,000 shares of the Company's Common Stock issued and outstanding at the time of a shareholder vote, the holders of Series C Preferred Stock, voting separately as a class, will have the right to vote an aggregate of 22,950,000 shares, out of a total number of 45,000,000 shares voting. Additionally, the Company shall not adopt any amendments to the Company's Bylaws, Articles of Incorporation, as amended, make any changes to the Certificate of Designations establishing the Series C Preferred Stock, or effect any reclassification of the Series C Preferred Stock, without the affirmative vote of at least 66-2/3% of the outstanding shares of Series C Preferred Stock. However, the Company may, by any means authorized by law and without any vote of the holders of shares of Series C Preferred Stock, make technical, corrective, administrative or similar changes to such Certificate of Designations that do not, individually or in the aggregate, adversely affect the rights or preferences of the holders of shares of Series C Preferred Stock.

Jose Chavez, the Company’s sole officer and Director holds all 1,000 shares of the Company’s Series C Preferred Stock.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

EXHIBIT NO.	DESCRIPTION

3.1*	Series C Preferred Stock Designation

10.1*	Letter of Intent with Stealth Trucking, Inc.

10.2*	Convertible Promissory Note with Michael Chavez

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLX MEDICAL, INC.

Date: April 27, 2010	By: /s/ Jose Chavez
Jose Chavez
Chief Executive Officer